QES Credit Long/Short Strategy Portfolio

PROSPECTUS

January 5, 2015

ADVISORS	PREFERRED

Advisors Preferred, LLC

1445 Research Boulevard, Ste. 530

Rockville, MD 20850

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission, nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY	1
Investment Objective	1
Fees and Expenses of the Portfolio	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	3
Investment Adviser	3
Portfolio Managers	3
Purchase and Sale of Portfolio Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objective	5
Principal Investment Strategies	5
Principal Investment Risks	6
Temporary Investments	9
Portfolio Holdings Disclosure	9
MANAGEMENT	10
Investment Adviser	10
Portfolio Managers	10
HOW SHARES ARE PRICED	11
HOW TO PURCHASE AND REDEEM SHARES	12
TAX CONSEQUENCES	13
DIVIDENDS AND DISTRIBUTIONS	14
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	14
DISTRIBUTION OF SHARES	15
Distributor	15
Distribution Fees	15
Additional Compensation to Financial Intermediaries	15
Householding	15
VOTING AND MEETINGS	16
FINANCIAL HIGHLIGHTS	17
Privacy Notice	18
For more information	Back Cover

PORTFOLIO SUMMARY:  QES Credit Long/Short Strategy Portfolio

Investment Objective:  The Portfolio seeks investment results, before fees and expenses, that track the performance of the QES Credit Long/Short Strategy Index.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees(1)	0.50%
Other Expenses(2)	0.30%
Acquired Fund Fees and Expenses(3)	0.15%
Total Annual Portfolio Operating Expenses	1.95%

(1)

The Portfolio may incur 12b-1 fees of up to 0.75%, but has limited 12b-1 fees to 0.50% for the current fiscal year.

(2)

Other expenses are estimated for the Portfolio's current fiscal year.

(3)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio and does not include the indirect costs of investing in other investment companies.  Acquired fund fees and expenses are estimated for the Portfolio's current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$198	$612

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.

Principal Investment Strategies:  The Portfolio’s adviser seeks to track the performance of the QES Credit Long/Short Strategy Index (the "Index"), before Portfolio fees and expenses, by investing in a combination of fixed income securities and financial derivatives that it believes will provide returns similar to the Index.  The Index is derived from rules-based proprietary models that produce an Index that may be long, neutral or short instruments that, together, are intended to generally track the returns of the aggregate U.S. convertible bond universe.  Thus, under market conditions that the models deem unfavorable for the performance of that universe, the Portfolio’s returns may be negatively or only slightly, less than 25%, correlated to those of the convertible bond universe.  Convertible bonds are fixed income securities that typically pay interest and are convertible into shares of common stock of the issuer.  The Portfolio is designed to be a non-traditional bond fund.  The Portfolio considers a fund to be a non-traditional bond fund if it does not expect to generate substantially all its returns from interest income.

The Portfolio seeks exposure to the fixed income securities markets through investment grade and high yield fixed-income securities, commonly known as "junk bonds", as well as through exchange-traded funds ("ETFs") that invest primarily in the preceding types of securities.  The Portfolio also invests in high-quality short-term to medium-term fixed-income securities.  The Portfolio invests without restriction as to fixed income security maturity or credit quality.  Financial derivatives in which the Portfolio may invest, long or short, include stock index or fixed income futures contracts, total return swap agreements and options on securities and on stock indices (collectively "Derivatives").  The Portfolio focuses on fixed income and stock index futures contracts and employs swaps and options to a lesser extent.  The Portfolio uses Derivatives as substitutes or hedges for portions of the aggregate U.S. convertible bond universe.  The adviser believes that Derivatives offer more investment capacity and provide a more-liquid alternative to buying convertible bonds directly.  The adviser selects derivative counterparties it believes to be creditworthy and will close out a derivative position if it believes the counterparty is no longer creditworthy.  The Portfolio does not invest more than 25% of its assets in swap contracts with any one counterparty.  To the extent the Portfolio is required to post collateral for Derivatives positions, the Portfolio may invest in U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents.

The adviser buys and sells securities and Derivatives to re-balance the Portfolio's investment portfolio when the Index is re-balanced.  The adviser also buys and sells securities and Derivatives when it identifies an instrument that it believes has better Index-tracking or hedging characteristics.  The adviser may engage in frequent trading to achieve the Portfolio's investment objective, which may result in turnover in excess of 100%.  The Portfolio is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Portfolio may invest in fewer securities at any one time than a diversified fund.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  The Portfolio is not intended to be a complete investment program.  Many factors affect the Portfolio's net asset value and performance.

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Convertible Bond Risk:  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk.

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Derivatives Risk:  Futures, swaps and options are subject to inherent leverage that magnifies Fund losses.  Futures and options are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace.  Swaps are imperfect substitutes for the instruments they are intended to replace because swap fees reduce returns.  Options may expire worthless.  Also, over-the-counter derivatives are subject to counterparty default risk.

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Equity Risk:  The net asset value of the Portfolio will fluctuate based on changes in the value of the equity markets.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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ETF Risk:  ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio.  Each is subject to specific risks, depending on its investment strategy.

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Fixed Income Risk:  The value of bonds and other fixed income securities will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  Issuers may also default.

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Junk Bond Risk:  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  These securities are considered speculative.  Defaulted securities or those subject to reorganization proceeding may become worthless and are illiquid.

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Limited History of Operations:  The Portfolio has a limited history of operations for investors to evaluate.

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Management Risk:  The adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Portfolio invests may prove to be inaccurate and may not produce the desired results. The adviser's assessment of the Index-tracking characteristics of a particular instrument may also prove to be inaccurate and may not produce Index-tracking results.

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Non-Diversification Risk:  As a non-diversified fund, the Portfolio may invest more than 5% of its total assets in the securities of one or more issuers.  The Portfolio's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

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Short Position Risk:  The Portfolio's short Derivative positions may result in a loss if the price of the short position instruments rise.  In contrast to long positions, the potential loss on the Portfolio's short positions is unlimited.

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Small and Medium Capitalization Risk:  The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

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Tracking Risk:  The Portfolio's return may not match the return of the Index because the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities and Derivatives.  The adviser's judgments about the return tracking characteristics of securities and Derivatives may prove incorrect and may not produce the desired Index-tracking results.

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Turnover Risk:  A higher portfolio turnover may result in higher transactional and brokerage costs.

Is the Portfolio Right for You?

The Portfolio is intended for investors who want returns of a non-traditional bond fund that seeks to reflect the performance of the aggregate U.S. convertible bond universe from a long, neutral or short perspective and can tolerate lower upside potential when compared to a long-only convertible bond fund.

Performance:  Because the Portfolio has less than a full calendar year of investment operations, no performance information is presented for the Portfolio at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information and daily per-share net asset value will be available at no cost by calling toll-free 1-844-798-3877.

Investment Adviser:  Advisors Preferred, LLC.

Portfolio Managers:

Catherine Ayers-Rigsby, CFA®, CEO of the adviser.

Jon Greene, Director of Trading of the adviser.

Jeff Meacham, Trader of the adviser.

Dan Gibson, Assistant Trader of the adviser.

Each have served the Portfolio as a portfolio manager since it commenced operations in 2015.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information:  It is the Portfolio's intention to distribute all realized income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolio and Adviser.

This Prospectus describes the Portfolio, a series of Advisors Preferred Trust, a Delaware statutory trust (the "Trust").  Advisors Preferred, LLC serves as the Portfolio's investment adviser.  The Portfolio is generally intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a "Participating Insurance Company").

The Portfolio’s administrator (Gemini Fund Services, LLC) has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolio, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment.  These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict.  For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.  It is possible that a difference may arise among the interests of the holders of different types of contracts—for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio's investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities.  The Trust's Board of Trustees (the

"Board") and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising.  As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the portfolios.  This might force a portfolio, such as the Portfolio, to sell its securities at disadvantageous prices which could cause a decrease in the portfolio's NAV.  The Trust and the adviser may apply for a substantially similar exemptive order from the SEC.  However, there can be no assurance such an exemptive order would be granted.

Individual variable annuity contract holders and flexible premium variable life insurance policyholders are not "shareholders" of the Portfolio.  The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policyholders.  Shares of the Portfolio are not offered directly to the general public.

The adviser, under the supervision of the Board of Trustees, is responsible for constructing and monitoring the Portfolio's investments to be consistent with the investment objective and principal investment strategies of the Portfolio.  The Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities and derivatives consistent with its investment objective and style.  The potential risks and returns of the Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

INVESTMENT OBJECTIVE

The Portfolio seeks investment results, before fees and expenses, that track the performance of the QES Credit Long/Short Strategy Index.  The Portfolio's investment objective may be changed by the Portfolio's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's adviser seeks to track the performance of the QES Credit Long/Short Strategy Index (the "Index"), before Portfolio fees and expenses, by investing in a combination of fixed income securities and financial derivatives that it believes will provide returns similar to the Index.  The Index is derived from rules-based proprietary models that produce an Index that may be long, neutral or short instruments that, together, are intended to generally track the returns of the aggregate U.S. convertible bond universe.  Convertible bonds are fixed income securities that typically pay interest and are convertible into shares of common stock of the issuer.  The Index is the exclusive property of Quantitative Equity Strategies, LLC ("QES"). QES and the QES Credit Long/Short Strategy Index names are service marks of QES or its affiliates and have been licensed for use for certain purposes by the adviser.  The financial securities referred to herein are not sponsored, endorsed, or promoted by QES, and QES bears no liability with respect to any such financial securities.  The Portfolio uses Derivatives as substitutes or hedges for portions of the aggregate U.S. convertible bond universe.  The Portfolio's use of Derivatives has the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Derivative and results in increased volatility, which means that the Portfolio will have the potential for greater losses, than if the Portfolio does not use Derivatives that have a leveraging effect. Leveraging tends to magnify the effect of any increase or decrease in the Portfolio's exposure to an asset class and may cause the Portfolio's net asset value to be volatile.

Index Construction

QES begins the Index construction process by collecting data on the characteristics of the U.S. convertible bond universe.  Because convertible bonds are hybrid securities that have characteristics of both common stocks and bonds they can be analyzed as having an equity-related value and a bond-related value.  QES analyzes the historical nature of these elements of value as well as their correlation under various market conditions.  The Index does not include actual convertible bonds, but instead utilizes a portfolio of other securities and Derivatives to provide returns that are expected to be similar to the aggregate U.S. convertible bond market from a long, neutral or short perspective.  The Index is reviewed and rebalanced weekly.

The equity-related value of the Index is represented by equity index futures contracts such as S&P 500® futures.  The bond-related value of the Index is represented by debt futures contracts such as 5-Year U.S. Treasury Note futures and corporate investment grade and non-investment grade bonds or ETFs of corporate bonds.  Generally, the Index allocation to S&P 500® futures and investment grade bonds or investment grade ETFs is expected to correlate to the portion of the domestic convertible bond market that is rated investment grade; while an allocation to an equity futures contract such as the Russell 2000® futures and non-investment grade bonds or non-investment grade ETFs is expected to correlate to the portion of the domestic convertible bond market that is rated speculative (i.e. non-investment grade).  Generally, all other factors being equal, a convertible security's value will increase or decrease with the value of the underlying stock price.  An allocation to the 5-Year U.S. Treasury Note futures is expected to correlate to interest rates, generally.  Similarly, the Index allocation to corporate bonds or ETFs is expected to correlate to corporate investment grade and non-investment grade bonds, with the weighting determined by reference to the proportion of investment grade and below investment grade issuance in the U.S. convertible bond universe.  The allocation to corporate bonds or ETFs is intended to reflect the U.S. convertible bond universe's exposure to both pure interest rate and credit factors.

QES uses proprietary models, based on both fundamental and price trend signals from the convertibles universe, to select a long, flat, or short position in the equity-related and interest rate-related elements of the Index.  Similarly, QES uses a proprietary model, which is also based on trend signals, to determine the long, flat, or short position in the credit portion of the bond-related element of the Index.  As a result of QES's methodology, the Index may have leveraged Derivative exposure long or short to one or more components.  The Portfolio is a "commodity pool" under the U.S. Commodity Exchange Act, and the adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC").  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Portfolio.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Portfolio will achieve its investment objective.  The Portfolio's share price will fluctuate with changes in the market value of its portfolio investments.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolio.  Risks could adversely affect the net asset value, total return and the value of the Portfolio and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Portfolio's " Portfolio Summary" section of this Prospectus.

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Convertible Bond Risk:  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed-income security risk and conversion value-related equity risk.  Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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Derivatives Risk:  Futures, swaps and options are subject to inherent leverage that magnifies Portfolio losses.  Because derivatives typically require only a small margin payment, the fluctuation of the value of derivatives in relation to the underlying assets upon which they are based is magnified.  Futures and options are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace.  Swaps are imperfect substitutes for the instruments they are intended to replace because swap fees reduce returns.  Also, over-the-counter derivatives are subject to counterparty default risk.  Thus, the Portfolio may experience losses that exceed losses experienced by funds that do not use derivative contracts.  Similarly, long option positions may expire worthless.  While futures, swaps and options are generally liquid instruments, under certain market conditions, they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  There can be no assurance that any particular derivatives strategy adopted will succeed.

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Equity Risk:  The net asset value of the Portfolio will fluctuate based on changes in the value of the equity markets.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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ETF Risk:  ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio.  As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Portfolio.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance.  ETFs may employ leverage, which magnifies the unfavorable changes in asset values.  Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk.  ETFs will not be able to replicate exactly the performance of any indices or prices they are intended to track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives.

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Fixed Income Risk:  When the Portfolio invests in bonds and other fixed income securities the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Portfolio.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.

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Junk Bond Risk:  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These securities are considered speculative.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Portfolio's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and they may become illiquid.  Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid or subject to lengthy legal proceedings that will delay the resolution of their value, if any.

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Limited History of Operations: The Portfolio has a limited history of operations for investors to evaluate.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of other types of accounts.

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Management Risk: The adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or instrument in which the Portfolio invests may prove to be inaccurate and may not produce the desired results.  The adviser's assessment of the Index-tracking characteristics of a particular instrument may also prove to be inaccurate and may not produce Index-tracking results.  The adviser's use of a representative sampling approach, if used, could result in its holding a smaller number of securities or Derivatives than are in the Index.  As a result, an adverse development with an issuer of securities or a Derivative held by the Portfolio could result in a greater decline in NAV than would be the case if the Portfolio held all of the instruments in the Index.

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Non-Diversification Risk:  As a non-diversified fund, the Portfolio may invest more than 5% of its total assets in the securities of one or more issuers.  The Portfolio may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Portfolio may be invested in the securities of a limited number of issuers, the value of shares of the Portfolio may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  This fluctuation, if significant, may affect the performance of the Portfolio.

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Short Position Risk:  The Portfolio's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio's overall potential for loss. The Portfolio's short positions may result in a loss if the price of the short position instruments rise and it costs more to cover the short positions.  In contrast to long positions, the potential loss on the Portfolio's short swap positions is unlimited.  Market factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.

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Small and Medium Capitalization Risk:  The securities of small and medium capitalization companies involve substantial risk.  These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Securities of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Tracking Risk:  The Portfolio's return may not match the return of the Index because the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities and Derivatives.  The adviser's judgments about the return tracking characteristics of securities and Derivatives may prove incorrect and may not produce the desired results.  Representative sampling may cause the Portfolio's tracking error to be higher than would be the case if the Portfolio invested in all of the securities and Derivatives in the Index.

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Turnover Risk:  A higher portfolio turnover may result in higher transactional and brokerage costs which may reduce the Portfolio's return.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Portfolio may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  The Portfolio may be invested in these instruments for extended periods, depending on the advisers assessment of market conditions.  These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market funds' advisory and operational fees.  The Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Portfolio's policies regarding the release of Portfolio holdings information is available in the Portfolio's Statement of Additional Information.  Shareholders may request Portfolio holdings schedules at no charge by calling 1-844-798-3877.

Index Licensor:  The Index is the exclusive property of QES and the QES index names are service mark(s) of QES or its affiliates and have been licensed for use for certain purposes by the adviser. The financial securities referred to herein are not sponsored, endorsed, or promoted by QES, and QES bears no liability with respect to any such financial securities.  No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any QES trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting QES to determine whether QES's permission is required. Under no circumstances may any person or entity claim any affiliation with QES without the prior written permission of QES.

MANAGEMENT

Investment Adviser:  Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD  20850, serves as investment adviser to the Portfolio.  Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Portfolio's investments directly or through a sub-adviser.  The adviser is responsible for assuring the Portfolio's investments are selected according to the Portfolio's investment objective, policies and restrictions.  The adviser was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds.  As of October 31, 2014, it had approximately $500 million in assets under management.  Pursuant to an advisory agreement between the Portfolio and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the first semi-annual shareholder report for the period ended June 30, 2015.

Portfolio Managers:

Catherine Ayers-Rigsby has served as CEO of the adviser since April, 2011.  Additionally, she serves as CEO and Managing Director of broker-dealer Ceros Financial Services, Inc., a position held since August 2009.  Ms. Ayers-Rigsby is a Chartered Financial Analyst (CFA®) and carries FINRA 3, 7, 24, 27, and 55 securities licenses.  She has over 25 years' management experience in the financial services industry in the U.S. and Germany, ranging from investment management, sales, product development and supporting infrastructure for investment advisors and their clients.  Ceros Financial Services, Inc., is the parent company of the adviser.

Jon Greene, has served as Director of Trading of the adviser since April, 2011.  Additionally, he serves as Director of Trading for Ceros Financial Services, Inc., a position held since August 2009.  Mr. Greene is a Trader and Executive in the trading Industry with 18 years of extensive trading and operations background.  As Director of Trading at Ceros Financial Services and Advisors Preferred, his accomplishments include trading and program development for fund trading and reporting.  He designed and implemented Equity and ETF pricing, basket trading and quoting algorithms.  Mr. Greene also provided expertise in trading away with multiple Trading Desks to provide deep liquidity in illiquid ETF's.  He also implemented Pre/post trade Equity and ETF impact analytics, reporting and best execution analysis.  He carries FINRA 3,4,7,24,55, and 63 licenses.

Jeff Meacham has served as a Trader of the adviser since April, 2011.  Additionally, he serves as a Trader for Ceros Financial Services, Inc., a position held since September 2009.  Before joining Ceros, he worked as an Operations Specialist at Rydex Investments, a mutual fund company for four years.  Mr. Meacham carries FINRA Series 3, 7, 63, and 55 licenses.  He graduated from the University of Maryland with a degree in Finance.

Daniel Gibson has served as an Assistant Trader of the adviser since April, 2011.  Additionally, he serves as an Assistant Trader for Ceros Financial Services, Inc., a position held since September 2009.  In addition to his work as assistant trader, he has also managed on-boarding and operations for the mutual funds under the adviser.  Prior to joining Ceros/Advisors Preferred, he worked in Mutual Fund Dealer Services for Rydex-SGI, a division of Guggenheim Investments, for over four years.  Mr. Gibson carries FINRA 7 and 63 securities licenses.  He graduated from Gettysburg College with a degree in Economics and Business Management.

The Portfolio's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed and ownership of shares of the Portfolio.

The Index is created and maintained by Quantitative Equity Strategies, LLC, which is a global provider of investment consulting services.  QES is a quantitative firm that offers a suite of liquid alternative indices and offers consulting services for traditional equity and fixed income mandates.  Neither QES nor the Index are regulated by the SEC.  Index criteria are determined by QES and may be revised from time to time.  If criteria are changed, the Portfolio will notify shareholders and revise its prospectus accordingly, including disclosing the impact on investment strategy and portfolio characteristics.  Returns for the Index are presented below.  These returns do not represent actual investment of client assets and are derived by applying the Index methodology on a retroactive basis.  These hypothetical performance results, reported net of 1.50% of fees, may have many inherent limitations and there are frequently sharp differences between hypothetical performance results and the actual results subsequently achieved by any particular trading program.  The 1.50% fee is lower than estimated Portfolio fees and expenses of 1.95%.  The 1.50% fee is not the actual fees and expenses of the Portfolio and returns would be lower if estimated Portfolio fees and expenses were used.

2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014*
7.67%	24.77%	5.05%	-5.03%	6.09%	-2.39%	27.41%	20.76%	3.72%	-4.00%	5.15%	16.13%	-0.88%

* 2014 through 9-30-14.

HOW SHARES ARE PRICED

The net asset value ("NAV") of each share is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  Purchases and redemptions of Portfolio shares are made at NAV.  NAV is computed by determining the aggregate market value of all assets of the Portfolio, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Portfolio, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio.  Each Participating Insurance Company, or qualified pension or retirement plan or agent, or its authorized designee must receive applications for the purchase of shares, as well as all requests for the redemption of shares before 4:00 p.m. to assure ample time to transmit to the Portfolio prior to NAV pricing.

Generally, the Portfolio's securities are valued each day at the last quoted sales price on each security's primary exchange as of 4:00 p.m.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange as of 4:00 p.m. or, in the absence of a sale on the primary exchange, at the mean of the current bid and offer on the primary exchange as of 4:00 p.m.  Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ price as of 4:00 p.m.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Portfolio may use independent pricing services to assist in calculating the value of the Portfolio's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Portfolio.  Because the Portfolio may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Portfolio does not price their shares, the value of some of the Portfolio's portfolio of securities may change on days when you may not be able to buy or sell Portfolio shares.  In computing the NAV, the Portfolio values any foreign securities held by the Portfolio at the latest closing price on the exchange on which they are traded immediately prior to 4:00 p.m.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Portfolio's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Portfolio prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Portfolio calculates its NAV, the adviser may need to price the security using the Portfolio's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Portfolio's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio's NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each mutual fund's net asset value is calculated based upon reference to the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

This Prospectus describes shares offered by the Portfolio.  As described earlier in this Prospectus, shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly.  Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts.  All investments in the Portfolio are credited to the shareholder's account in the form of full or fractional shares of the Portfolio.  The Portfolio does not issue share certificates.  Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract.  Redemptions are processed on any day on which the Portfolio is open for business.  Please refer to your insurance contract prospectus or retirement plan documents for additional information.

When Order is Processed

Shares of the Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in good order.  All requests received in good order by a Participating Insurance Company, or qualified pension or retirement plan or agent, or its authorized designee before 4:00 p.m. Eastern

Time on each day the NYSE is open will be executed on that same day.  Requests received after 4:00 p.m., or on any day the NYSE is closed, will be processed on the next business day.  The Participating Insurance Company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and funds to the Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolio, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.  As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX CONSEQUENCES

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").  As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts.  Taxable income consists generally of net investment income, and any capital gains.  It is the Portfolio's intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolio are offered to the separate accounts of the participating life insurance companies and their affiliates.  Separate accounts are insurance company separate accounts that Portfolio the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements.  If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the Portfolio.  The Portfolio intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If the Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable.  See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The preceding is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts or other shareholders on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio discourages and does not accommodate market timing that it considers abusive.  Frequent trading into and out of the Portfolio can harm all Portfolio shareholders by disrupting the Portfolio's investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  If the Portfolio invests in ETFs that hold foreign securities, it is at greater risk of market timing because the underlying ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges.  The Portfolio is designed for long-term investors and is not intended for disruptive market timing trading activities.  Accordingly, the Portfolio's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

The Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in disruptive market timing trading activities.  Neither the Portfolio nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Portfolio.

Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, or other shareholder, the Portfolio is not able to identify market timing transactions by individual variable insurance contract or plan participant.  Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual disruptive short-term trading transactions.  The Portfolio, therefore, has to rely upon the insurance company or other shareholder to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies, or such shareholder's plan documents.  The Portfolio has entered into an information sharing agreement with the insurance company or other shareholders that use the Portfolio as an underlying investment vehicle for its separate accounts.  Under this agreement, the insurance company or other shareholder is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to the Portfolio; (ii) furnish the Portfolio, upon its request, with information regarding contract or policyholder trading activities in shares of the Portfolio; and (iii) enforce its market timing policy with respect to contract, policyholders or plan participants identified by the Portfolio as having engaged in disruptive market timing.

The Portfolio will seek to monitor for disruptive market timing activities, such as unusual cash flows, and work with the applicable insurance company or plan to determine whether or not disruptive short-term trading is involved.  When information regarding transactions in the Portfolio's shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an "indirect intermediary"), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policyholder or any other persons.  The Portfolio will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate disruptive individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that the Portfolio will be able to do so.  In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner.  Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options.  The terms of these contracts, the presence of financial intermediaries (including the insurance company) between the Portfolio and the contract and policyholders and other factors such as state insurance laws may limit the Portfolio's ability to deter disruptive market timing.  Multiple tiers of such financial intermediaries may further compound the Portfolio's difficulty in deterring such market timing activities.  Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor:  Ceros Financial Services, Inc.("Ceros"), 1445 Research Blvd., Suite 530, Rockville, MD  20850, is the distributor for the shares of the Portfolio.  Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Ceros and the adviser are affiliates because the adviser is wholly-owned by Ceros and they are under common control.  Shares of the Portfolio are offered on a continuous basis.

Distribution Fees:  The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act with respect to the sale and distribution of shares of the Portfolio.  Shareholders pay annual 12b-1 expenses of up to 0.75%, but the Portfolio  but has limited 12b-1 fees to 0.50% for the current fiscal year.  A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Portfolio's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of Portfolio shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Because 12b-1 fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  You should be aware that if you hold your for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Portfolio's distributor, its affiliates, and the Portfolio's adviser and/or sub-adviser, if any, may, at their own expense and out of their own assets including their legitimate Portfolio-related profits, provide additional cash payments to financial intermediaries who sell shares of the Portfolio.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Portfolio on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Portfolio shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Portfolio mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Portfolio at 1-844-798-3877 on days the Portfolio is open for business or contact your financial institution.  The Portfolio will begin sending you individual copies 30 days after receiving your request.

VOTING AND MEETINGS

The Participating Insurance Company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  Shareholders shall be entitled to one vote for each share held.

The Portfolio does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change the Portfolio's fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one-third of the outstanding shares constitute a quorum (or one-third of the Portfolio or class if the matter relates only to the Portfolio or class).

FINANCIAL HIGHLIGHTS

Because the Portfolio has only recently commenced investment operations, no financial highlights are available for the Portfolio at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE REVISED JAN. 2013
FACTS		WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪

Social Security number

▪

Purchase History

▪

Assets

▪

Account Balances

▪

Retirement Assets

▪

Account Transactions

▪

Transaction History

▪

Wire Transfer Instructions

▪

Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

▪

Open an account

▪

Provide account information

▪

Give us your contact information

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Make deposits or withdrawals from your account

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Make a wire transfer

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Tell us where to send the money

▪

Tells us who receives the money

▪

Show your government-issued ID

▪

Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Advisors Preferred Trust doesn’t jointly market.

QES Credit Long/Short Strategy Portfolio

Adviser	Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd., Suite 530 Rockville, MD 20850
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Portfolio is included in the Portfolio's Statement of Additional Information dated January 5, 2015 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Portfolio's policies and management.  Additional information about the Portfolio's investments will also be available in the Portfolio's Annual and Semi-Annual Reports to Shareholders.  In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolio, or to make shareholder inquiries about the Portfolio, please call 1-844-798-3877 or visit www.advisorspreferred.com.  You may also write to:

Regular Mail QES Credit Long/Short Strategy Portfolio c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail QES Credit Long/Short Strategy Portfolio c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

You may review and obtain copies of the Portfolio's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756